# Investor Presentation

July 2021


PolarityTE
PolarityTE

# Forward Looking Statement

This presentation contains forward-looking statements. Forward-looking statements are subject to risks and uncertainties and investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Forward-looking statements are not guarantees of future performance or achievements and actual results may differ materially from those set forth in the forward-looking statements. Such forward-looking statements include, among others:

- The regulatory pathway for our products, including our planned investigational new drug application for SkinTE to be followed with a biologics license application (BLA) and related pre-market approval requirements; the timing, design, and success of preclinical and clinical trials to support our BLA for SkinTE and other products; the process of obtaining regulatory clearances or approvals to market a biological product or device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming; and such clearances or approvals may not be granted on a timely basis, or at all;
- Our expectations regarding market size and opportunities, growth opportunities in certain markets, and demographic and market trends; there can be no assurance that demand for our products will be established or grow;
- Our expectations regarding future revenue growth, including product adoption, performance, and innovations, future estimated market size, expansion into additional markets, our product pipeline and the potential to increase our product offerings, and future research and development expenses; future revenue growth will require market, regulatory, and payor acceptance of our products, and such acceptance or approvals may not be obtained on a timely basis, or at all; and
- Our expectations regarding future cGMP compliance; the application of cGMP regulations to the manufacture of biologics and devices is complicated and there can be no assurance that we will achieve cGMP compliance on a timely basis, or at all.

Furthermore, our actual results could differ materially due to the impact of risk factors and other items described in more detail in the "Risk Factors" section of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC (copies of which may be found on the Company's website at http://www.polarityte.com/ or the SEC website at http://www.sec.gov/). Except as required by law, we assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

# Our Mission: Transforming the lives of patients...

## By unlocking the potential of autologous therapy

PolarityTE®
Where Self Regenerates Self™



—Devon, Chronic Wound
SkinTE Patient



—Diane, Skin Cancer Survivor and
SkinTE Patient



—Natasha, Burn Survivor and
SkinTE Patient

# Challenges in Wound Care

PolarityTE®
Where Self Regenerates Self®

**Problem** → **~8.2m** Medicare beneficiaries had wounds with or without infection in 2018[1]

**Market** → Medicare cost estimates for acute and chronic wound treatments ranged from **$28.1** billion to **$96.8** billion[1]

**Existing Solutions** → Common treatments such as split-thickness skin grafting have shown **failure rates of ~30%** when used for diabetic foot ulcers (DFUs) and other complex chronic ulcers[2]

# PolarityTE Highlights

Building the Foundation

**>1,200 Clinical Cases Focused on Unmet Medical Need**: Real-World Tested in Challenging Wounds

**Compelling Data:** Robust, Reproduceable and Differentiated Data Including Randomized Controlled Trials

**Focused Pipeline:** SkinTE Point of Care, SkinTE Cryo, and PTE 11000 in Proof of Concept Phase of Development

**Intellectual Property**: Total of 12 Allowed and Granted Utility Patents – 10 Internationally and 2 in the U.S.

**Recent and Upcoming Events:** SkinTE IND Submitted for Chronic Cutaneous Ulcers; Expect to commence Clinical Trial in Complex DFUs After IND Acceptance, Followed by Additional Studies in Other Wound Types

**Data Driven** | **Patient Focused** | **Patented**

# Gaining Value Through the BLA

PolarityTE®
Where Self Regenerates Self®

**BLA Value Proposition**

- **BLA requires robust data to establish safety and efficacy** → Clinical evidence should enhance adoption and support reimbursement post approval
- **FDA approval process** → Defined indications for use should support enhanced provider adoption and lay foundation for differentiating SkinTE's cost effectiveness by indication
- **Competition** → If deemed a reference product, potential for 12 years of regulatory exclusivity
- **Expanded market opportunities** → Plans for additional or supplemental INDs to pursue indications in parallel or tight sequential fashion should lead to multiple substantial market opportunities

**Transition from a 361 HCT/P to a 351 HCT/P:**

- SkinTE was initially registered as a human cell, tissue, and cellular and tissue-based product regulated solely under Section 361 of the Public Health Service Act (PHS Act) and 21 CFR Part 1271 (i.e., as a 361 HCT/P)
- PolarityTE submitted an investigational new drug application (IND) and plans to pursue a biologics license application (BLA) to have SkinTE regulated as a biologic under the federal Food Drug & Cosmetic Act and Section 351 of the PHS Act (i.e., as a 351 HCT/P)

# SkinTE Positioned to Expand Access and Care

PolarityTE®
Where Self Regenerates Self®

SkinTE®

**Provider Type**

Physicians:
- Surgical
- Non-Surgical

Physician Assistants
Nurse Practitioner

**Site of Care**

Wound Care Clinics
Physician Offices
Inpatient Bedside and ICU
Inpatient Operating Room
Ambulatory Surgery Centers

**Targeted Indications**

Chronic Cutaneous Wounds:
- Diabetic Foot Ulcers
- Pressure Injuries
- Venous Leg Ulcers

Traumatic Injuries
Burns (Acute and Reconstruction)
Necrotizing Fasciitis
Surgical Reconstruction
Skin Cancer Reconstruction

# Leveraging Pre-BLA Commercial Experience

PolarityTE®
Where Self Regenerates Self®

## 1 Learned From Our Experience

**Advanced post-operative protocol**

**Optimized product outcomes**

**Discovered new potential indications**

**Established KOLs**

## 2 Refined Positioning in Complex Wounds

**Full-thickness DFUs**

**Complex traumatic wounds (exposed structures)**

**Stage 3 & 4 pressure injuries**

## 3 Demonstrated Commercial Viability

**>1 year growth in adoption**

- 5 quarters of growth in re-users (Q1:20-Q1:21)
- 5 quarters of growth in revenue (Q1:20-Q1:21)

**Commercial uptake with 8 sales reps**

- Rep Productivity Average ~$865K per year based on annualized Q1:21

## 4 Developed Real World Evidence

**Informed trial design**

**Evidence to be leveraged during approval process**

**>10 peer-reviewed SkinTE publications**

## 5 Impacted Patients' Lives

**Over 1,200 SkinTE applications**

**Deployed in difficult-to-treat wounds**

**Used successfully in complex limb-salvage cases**

# Our SkinTE Technology:
# A Novel and Differentiated Approach

## Technological Characteristics

| | |
|---|---|
| **Autologous Tissue** | Personalized product that utilizes the patient's own viable tissue and cells |
| **Regeneration Potential** | Autologous multicellular segments include cellular populations found within the epidermis and dermis |
| **Optimized for Engraftment** | Viable autologous multicellular segments optimized for engraftment in a wound bed |




Gene Expression Array
Stem Cell Pathways
AHSC
Native



# Complex Tissue Regeneration – From the Bench to the Bedside

***Development of in-house animal* wound models and tissue analysis to unlock regenerative potential***



A

*Complex technology requires advanced R&D*
(A) Hair-bearing full-thickness skin closure of a full-thickness wound on a nude mouse



B
C
KRT14/KRT10/TGM1/Ku80/DAPI
SOX9

*Understanding skin's complex regenerative cellular biology*
(B) Full-thickness human skin and human hair follicle regeneration within a mouse wound replete with (C) regeneration of SOX9 (green) expressing endogenous regenerative cells important for skin development and repair

**Animal models are not necessarily predictive of clinical outcomes*

*2021 Baetz et al. In Review*[38]

# Complex Tissue Regeneration – From the Bench to the Bedside (Continued)

**_Rapid translation of bench research to patient bedside to optimize SkinTE for full-thickness skin regeneration in complex wounds_**


A
Color key
25 30 35
Value

*Harnessing skin's regenerative potential*
(A) SkinTE retains endogenous stem cell associated gene expression pathways important for native wound healing


B
b
c
d

*SkinTE is a full-thickness regenerative skin construct—not a skin substitute*
(B) Patient biopsy from a wound treated with SkinTE with demonstration of epidermis, dermis, and hypodermis. (b) Mature epidermis with rete pegs with positive pan-cytokeratin staining (green). (c) Regeneration of elastin (green) within the dermis which gives skin its pliability. (d) Regeneration of vimentin (green) positive dermal fibroblasts which prevent stiff scar development.

*2021 Baetz et al. WWR In Review*[38]

# SkinTE Process Logistics

*Anticipated based on prior clinical experience*

PolarityTE®
Where Self Regenerates Self®

**SkinTE Harvest Box**



**Full-Thickness Skin Harvested**



*Harvest size and location may vary

**Skin Harvest Sent to Manufacturing in Self-Cooling Container**



**SkinTE Returned to Facility/Provider**



**SkinTE Applied to Wound**



SkinTE®

# SkinTE – A Different Approach and Unique Product Characteristics

**Unique** nature of clinical attributes with SkinTE has the potential to create a new approach for acute and chronic full-thickness wounds

- **Autologous**
- **Typically, single application**
- **Volume filling of deep wounds**
- **Tissue coverage of exposed structures**

| Skin Substitutes |
|---|
| Often Allogeneic |
| Multiple Applications Required |
| Data Mostly Focused on Superficial Wounds |
| Granulating Wound Beds Primarily |

## Health Economics and Steps for a Pricing Model

Unique Product Attributes
+
Differentiated Outcomes
+
High Economic Burden Diseases

→ Model Overall Cost of Care vs Alternative Treatment Options and Outcomes

→ Create/Optimize Pricing Model with Potential Benefits to Payors, Patients, and Hospitals

# Peer Reviewed Publications

1. "A multicentre, randomised controlled clinical trial evaluating the effects of a novel autologous, heterogeneous skin construct in the treatment of Wagner one diabetic foot ulcers: Interim analysis" in ***International Wound Journal***
2. "Autologous Heterogeneous Skin Construct Closes Traumatic Lower Extremity Wounds in Pediatric Patients: A Retrospective Case Series" in ***The International Journal of Lower Extremity Wounds (online ahead of print)***
3. "Complete Wound Closure Following a Single Topical Application of a Novel Autologous Homologous Skin Construct: First Evaluation in an Open-Label, Single-Arm Feasibility Study in Diabetic Foot Ulcers" in ***International Wound Journal***
4. "Open-label Venous Leg Ulcer Pilot Study Using Novel Autologous Homologous Skin Construct" in ***Plastic and Reconstructive Surgery-Global Open***
5. "Autologous Homologous Skin Constructs Allow Safe Closure of Wounds: A Retrospective, Non-controlled, Multi-Centered Case Series" in ***Plastic and Reconstructive Surgery-Global Open***
6. "Regeneration of Functional, Full Thickness Skin with Minimal Donor Site Contribution Using Autologous Homologous Skin Construct" in ***Plastic Surgery Case Studies***
7. "Successful Treatment of War Zone Traumatic Lower Extremity Wound with Exposed Tendons Using an Autologous Homologous Skin Construct" in ***Cureus***
8. "What to put on (and what to take off) a wound: treating a chronic neuropathic ulcer with an autologous homologous skin construct, offloading and common sense" in ***Oxford Medical Case Reports***
9. "In Vivo Expansion and Regeneration of Full-Thickness Functional Skin with an Autologous Homologous Skin Construct: Clinical Proof of Concept for Chronic Wound Healing" in ***International Wound Journal***
10. "A Prospective, Multicenter, Pilot Trial Of A Novel Homologous Skin Construct On Deep Partial-Thickness And Full-Thickness Burns" in ***Annals of Burns and Fire Disasters***
11. "The Applied Anatomy of Human Skin: A Model for Regeneration" in ***Wound Medicine***
12. "Regeneration and Expansion of Autologous Full-Thickness Skin Through a Self-Propagating Autologous Skin Graft Technology" in ***Clinical Case Reports***


(A)
(B)
(C)
(E)

Punch biopsy taken 5 months after SkinTE application demonstrating recapitulation of full-thickness skin with normal architecture (from Patterson, et al. *Clin Case Rep*. 2019;7(12):2449-55).

# Product Portfolio and Pipeline

PolarityTE® Where Self Regenerates Self®

| Product | Indication / Application | Development Status | | | |
|---|---|---|---|---|---|
| | | Proof of Concept | Pre-IND Submission | IND Acceptance | Trial Enrolling |
| | | SkinTE used in over 1,200 clinical cases under the 361 HCT/P Pathway | | | |
| SkinTE® | **Chronic Cutaneous Wounds:** Diabetic Foot Ulcers, Venous Leg Ulcers and Pressure Injuries | IND Submitted | IND Submitted | *Trial enrollment to begin after IND acceptance* | |
| | **Acute Traumatic Wounds** | ■ | ■ | | |
| | **Burns** | ■ | ■ | | |
| **SkinTE POC** | Point-of-care device for on-site SkinTE processing and deployment | ■ | | | |
| **SkinTE Cryo** | Cryopreservation of SkinTE for multiple deployments on a single patient | ■ | | | |
| **PTE 11000** | Allogeneic, biologically active dressing for use in wound care | ■ | | | |

# SkinTE for Diabetic Foot Ulcers Represents a Significant Commercial Opportunity

PolarityTE®
Where Self Regenerates Self®

**34m**

Diabetics in the United States[3]

**2.2m**

DFU Annual Incidence Rate[4]

**1.4m**

Unhealed DFUs following 12 weeks Conventional Therapy[5,6]

Lifetime incidence of diabetes expected to continue to increase in both the US and globally[7]

DFUs expected to increase in parallel[8]

# Diabetic Foot Ulcers: Patient Impact

PolarityTE®
Where Self Regenerates Self®

"Five-year mortality and direct costs of care for people with diabetic foot ulcer complications are comparable to cancer" - Armstrong et al[7]

**56.6%**

**5 Year mortality of major amputation secondary to a DFU[9]**

**1/3**

**Of Diabetic Patients with a DFU will have an amputation[10]**

**40%**

**Of healed ulcers recur in 1 year[11]**

**$9B-13B**

**DFU cost to US health care system yearly[12]**

# SkinTE for Diabetic Foot Ulcers

Success in closing DFUs in randomized controlled trial and real-world evidence[2,13]

Approximately 20% of moderate or severe diabetic foot infections lead to some level of amputation[14,15]

## DFU Outcomes from Pilot Trial[2]



Initial wound



~9 weeks after single application of SkinTE



Initial wound



~8 weeks after single application of SkinTE

## SkinTE in Full-Thickness DFU



Initial wound



~17 weeks after single application of SkinTE



Initial wound



~22 weeks after single application of SkinTE

# DFU Randomized Controlled Trial Design

**Prospective, multi-center, randomized controlled trial evaluating SkinTE (AHSC) plus standard of care (SOC) vs. SOC alone in the treatment of DFUs**


Patient Signs Informed Consent
Target Ulcer Selected
Screening Phase
Subject Receives SOC for 14 Days
Eligibility Assessments Performed
Subject Still Eligible?
No
Yes
Subject Exits Study
Subject Randomized to SkinTE or SOC

**Inclusion Criteria:**
- Wagner 1 DFU below the medial malleolus
- Index ulcer ≥1.0 $cm^2$ and ≤25 $cm^2$ at Screening Visit 1 (SV1) and Trial Visit 1 (TV1)
- Index ulcer present for >4 weeks
- DFU does not change in size >30% during 14-day SOC screening period

**Exclusion Criteria:**
- Treatment of index ulcer with investigational drug or therapeutic device within 30 days
- Creatinine >3.0 mg/dl within 120 days of randomization
- HbA1c ≥12.0 within 30 days of randomization
- Active infection of treatment ulcer

**Refer to NCT03881254 on ClinicalTrials.gov for full list of inclusion/exclusion criteria*

# DFU Randomized Controlled Trial Design

PolarityTE® Where Self Regenerates Self®

## 100 patients: 50 AHSC + SOC, 50 SOC were enrolled across 13 sites



End of Study Visit
Closure Confirmation Visit at 2 Weeks
Closed
Ulcer Closed or Received 12 Weekly Visits?
Yes
No
Not Closed
Subject Continues Study
End of Study Visit

**Primary Outcome Measure**

- Percentage of wounds closed at 12 weeks defined as complete epithelialization without drainage or dressing requirements confirmed at two consecutive study visits 2 weeks apart

**Closure Determination**

- Initial closure determined by treating provider and confirmed by additional licensed personnel not treating the wound
- High resolution imaging of the closed wound sent to blinded adjudication panel comprised of three plastic surgeons
- If consensus of at least 2 of 3 adjudicators is reached that the wound is closed, the patient returns for a closure confirmation visit 2 weeks after the initial determination of closure
- The wound must remain closed at the closure confirmation visit

**Refer to NCT03881254 on ClinicalTrials.gov*

# Valuable Outcomes for Patients, Providers & Payers

PolarityTE®
Where Self Regenerates Self®

**70% Closure with AHSC**

**Greater PAR with AHSC**

**90% Single Application of AHSC**

Primary Endpoint
**Closure at 12 Weeks**

**AHSC: 35/50 (70%) Closed**

**SOC: 17/50 (34%) Closed**

**p=0.00032**

Secondary Endpoint
**Increased Percent Area Reduction (PAR) at 4, 6, 8, 10 and 12 Weeks**

**p=0.009**

**12 Weeks**
**AHSC: 84.3%**

**SOC: 50.5%**

Number of Applications
**Applications of SkinTE**

**1 Application: 45/50 (90%)**

**2 Applications: 5/50 (10%)**

**Refer to NCT03881254 on ClinicalTrials.gov*

# SkinTE for Pressure Injury Represents a Significant Commercial Opportunity

PolarityTE®
Where Self Regenerates Self®

**2.5m**

Affected Patient in the US per year[16]
9.3% of Acute Care Patients[17]

**~1m**

Annual Incidence Rate of
Hospital Acquired Pressure Injury[18]

**~435K**

Stage III/IV
Pressure Injuries
in the United States[29]

Hospital acquired pressure injuries (HAPIs) are the most common hospital acquired condition (HAC)[15]

Accounts for 45% of deaths secondary to hospital acquired conditions

HAPIs occur most frequently with some of the most common primary conditions[19]

- Septicemia: **16.1%**
- Pneumonia: **6.3%**
- UTI*: **5.6%**
- Respiratory failure: **4.3%**

* UTI: Urinary Tract Infection

# Pressure Injury Patient and Cost Burden

PolarityTE®
Where Self Regenerates Self®

Stage III/IV pressure injuries account for 73% of all recurrence and 59% of the total PI cost to the system[20,21]

**$43,180**

**The cost Medicare estimated that PIs added in cost to a hospital stay[16]**

**$26.8B**

**Estimated annual cost of HAPI to the system[21]**

**60K**

**Number of deaths directly attributed to PI each year[22]**

**14.1 Days**

**Average length of stay for patients with PI vs 5 days for all other conditions[23]**

# SkinTE for Pressure Injury

Real world evidence supports proof of concept in pressure injury[24,25]

Only 50% of stage III ulcers and 30% of stage IV ulcers heal within 6 months with standard of care[26]

*In a recent series of 276 patients receiving a flap for pressure injury, the complication rate was 58.7%[27]*

**Residual Limb Pressure Injury[24]**



Initial wound | ~11 weeks after single application of SkinTE | ~23 weeks after single application of SkinTE

**Sacral Pressure Injury[24]**



Initial wound present for 2 years | ~9 weeks after single application of SkinTE | 24 weeks after single application of SkinTE

# SkinTE for Acute Trauma

PolarityTE®
Where Self Regenerates Self®

## Our Opportunity

**~84K Trauma cases per year[28]**

This patient cohort is admitted to the hospital with open wounds as a primary diagnosis

Using tibial type III fractures as a proxy, the wound size ranges from 76-132cm[30,31]

These wounds are highly concentrated in level 1 trauma centers, which allows for precise targeting and rapid penetration

## Advantageous Positioning

**SkinTE has been successfully deployed in clinical use for acute traumatic wounds**

Ideal patient population for a single application product

Real world evidence and clinical studies to date support proof of concept in acute trauma through ability to cover exposed critical structure, which is common in this patient populated[32, 33]

**SkinTE in Acute Traumatic Injury[34]**



Initial wound



~11 weeks after SkinTE



~16 weeks after SkinTE

# SkinTE for Burns

## Acute Burn Opportunity

**~42K Burn Cases Per year applicable for SkinTE[35]**

~20% of these patients are recording Total Burn Surface areas (*TBSA)* of 10% or greater of their entire bodies, which emphasizes the need for alternatives to traditional STSG Standard of Care

## Advantageous Positioning

**SkinTE has demonstrated a favorable donor site to wound size ratio which is critical in burn[36]**

Clinical experience supports proof of concept in acute trauma through real world evidence and published literature [37]

**SkinTE in Acute Burn**



Initial wound



~9 weeks after single application of SkinTE

# De-Risked Asset Driving Near and Long-Term Growth

PolarityTE®
Where Self Regenerates Self®

**Real World Experience**

- 1,200 SkinTE applications

**Scientific Body of Evidence**

- DFU multi-center randomized trial of 100 patients met primary and secondary endpoint
- > 10 peer-reviewed SkinTE scientific publication

**Intellectual Property**

- Total of 12 allowed and granted utility patents – 10 Internationally and 2 in the U.S.

**Large Market Opportunity**

- Backed by real-world proof of concept and experience; initial IND submitted July 23, 2021

# Key Financial Information

PolarityTE®
Where Self Regenerates Self®

**Cash and Cash Equivalents:** ~$37.2 million as of March 31, 2021

**Market Cap**: $63.27 million as of July 26, 2021

**Shares Outstanding:** 81,064,080 as of July 26, 2021

**Warrants Outstanding:** 19,314,143 as of March 31, 2021

**ATM:** up to $50.0 million as of March 30, 2021

**Focused on Capital Efficiency**

# Management

## Executive Management Team



**David Seaburg**
Chief Executive Officer



**Richard Hague**
President & Chief Operating Officer



**Jacob Patterson**
Interim Chief Financial Officer



**Stephen Milner, MD, DDS, DSc, FACS**
Chief Clinical Officer



**Nikolai Sopko, MD, PhD**
Chief Scientific Officer & Vice President R&D



**Ryan Mathis, MD**
Vice President of Commercial Strategy



**Caroline Garrett, DVM, DACLAM**
Chief Veterinary Officer



**Cameron Hoyler, JD**
Executive Vice President Development & Strategy
General Counsel



**Kolby Day**
Senior Vice President of Operations

# Board of Directors

PolarityTE®
Where Self Regenerates Self®



### Peter Cohen, MBA
Chairman of the Board
- Former Board Member of the NYSE
- Former Chairman of Shearson Lehman Hutton, Inc.
- Former Chairman and CEO of Cowen Inc.
- Vice Chairman and Lead Director of the Board of Directors of Scientific Games Corporation
- Federal Reserve International Capital Markets Advisory Committee



### Minnie Baylor-Henry, JD
Director
- Former Johnson & Johnson Worldwide Vice President of Regulatory Affairs for Medical Devices, Vice President of U.S. Regulatory Affairs and Medical Affairs for Specialty Pharmaceuticals
- Served for nearly a decade at the U.S. Food and Drug Administration
- Past Chair of the Food and Drug Law Institute and the Drug Information Association



### Willie Bogan, JD, MA
Director
- Previously Associate General Counsel and Corporate Secretary of McKesson Corporation
- Stanford Law School JD
- Rhodes Scholar, Oxford University MA in Politics and Economics
- Dartmouth College Phi Beta Kappa and Summa Cum Laude



### Chris Nolet
Director & Chairman of the Audit Committee
- Former Partner at Ernst & Young
- Former Partner at PricewaterhouseCoopers
- Member of Executive Committee and Co-Chair of the Finance Committee of the California Life Sciences Industry Association (CLSA)
- Former Member of the Finance & Investment Committee and Emerging Companies Section of the Biotechnoogy Innovation Organization



### Jeff Dyer, MBA, PhD
Director
- Horace Beesley Professor of Strategy at Brigham Young University & the Wharton School, University of Pennsylvania
- Internationally recognized strategy & innovation expert
- Author of business bestsellers Innovator's DNA & The Innovator's Method
- Most published strategy scholar in Harvard Business Review



### Jessica Shen, MD
Director
- Former Johnson & Johnson Vice President of Clinical Development and Regulatory Affairs of the Global Surgery Group
- Currently Senior Vice President, Head of Global Regulatory, Medical, Clinical & Health Economic Outcomes Research (HEOR) Affairs and Global Government Regulations & Standards at Royal Philips
- Medical Degree from Nanjing Medical and Master of Science from University of Kentucky, Lexington

PolarityTE®

Where Self Regenerates Self®

# Appendix


PolarityTE
PolarityTE

# References

1. Sen, Chandan K. "Human Wounds and Its Burden: An Updated Compendium of Estimates." *Advances in wound care* vol. 8,2 (2019): 39-48. doi:10.1089/wound.2019.0946
2. Armstrong, David G et al. "Complete wound closure following a single topical application of a novel autologous homologous skin construct: first evaluation in an open-label, single-arm feasibility study in diabetic foot ulcers." International wound journal vol. 17,5 (2020): 1366-1375. doi:10.1111/iwj.13404Centers for Disease Control and Prevention. National Diabetes Statistics Report, 2020. Atlanta, GA: Centers for Disease Control and Prevention, U.S. Dept of Health and Human Services; 2020.
3. Margolis, D J et al. "Healing of diabetic neuropathic foot ulcers receiving standard treatment. A meta-analysis." Diabetes care vol. 22,5 (1999): 692-5. doi:10.2337/diacare.22.5.692
4. Marston, William A et al. "The efficacy and safety of Dermagraft in improving the healing of chronic diabetic foot ulcers: results of a prospective randomized trial." Diabetes care vol. 26,6 (2003): 1701-5. doi:10.2337/diacare.26.6.1701
5. Veves, A., Falanga, V., Armstrong, D., & Sabolinski, M. (2001, February 01). Graftskin, a Human Skin Equivalent, Is Effective in the Management of Noninfected Neuropathic Diabetic Foot Ulcers. Retrieved September 09, 2020, from https://care.diabetesjournals.org/content/24/2/290?ijkey=6071b17c5dfea05b0d0cccca9f39a893c3461d39
6. Rowley WR, Bezold C, Arikan Y, Byrne E, Krohe S. Diabetes 2030: Insights from Yesterday, Today, and Future Trends. Popul Health Manag. 2017;20(1):6-12. doi:10.1089/pop.2015.0181
7. Singh, Nalini et al. "Preventing foot ulcers in patients with diabetes." *JAMA* vol. 293,2 (2005): 217-28. doi:10.1001/jama.293.2.217
8. Armstrong, David G et al. "Five year mortality and direct costs of care for people with diabetic foot complications are comparable to cancer." *Journal of foot and ankle research* vol. 13,1 16. 24 Mar. 2020, doi:10.1186/s13047-020-00383-2
9. Kim SY, Kim TH, Choi JY, et al. Predictors for Amputation in Patients with Diabetic Foot Wound. Vasc Specialist Int. 2018;34(4):109-116. doi:10.5758/vsi.2018.34.4.109
10. Armstrong, D. (2017, June). Diabetic Foot Ulcers and Their Recurrence: NEJM. Retrieved September 09, 2020, from https://www.nejm.org/doi/full/10.1056/NEJMra1615439
11. Raghav, Alok & Khan, Zeeshan & Labala, Rajendra & Ahmad, Jamal & Noor, Saba & Mishra, Brijesh. (2017). Financial burden of diabetic foot ulcers to world: a progressive topic to discuss always. Therapeutic Advances in Endocrinology and Metabolism. 9. 204201881774451. 10.1177/2042018817744513.
12. "A multicentre, randomised controlled clinical trial evaluating the effects of a novel autologous, heterogeneous skin construct in the treatment of Wagner one diabetic foot ulcers: Interim analysis" in *International Wound Journal*
13. Lipsky BA, Berendt AR, Cornia PB, et al. 2012 Infectious Diseases Society of America clinical practice guideline for the diagnosis and treatment of diabetic foot infections. Clin Infect Dis. 2012;54(12):e132-e173. doi:10.1093/cid/cis346
14. Lavery LA, Armstrong DG, Wunderlich RP, Tredwell J, Boulton AJ. Diabetic foot syndrome: evaluating the prevalence and incidence of foot pathology in Mexican Americans and non-Hispanic whites from a diabetes disease management cohort. Diabetes Care. 2003;26(5):1435-1438. doi:10.2337/diacare.26.5.1435
15. Senneville, É, Lipsky, BA, Abbas, ZG, et al. Diagnosis of infection in the foot in diabetes: a systematic review. Diabetes Metab Res Rev. 2020; 36( S1):e3281. https://doi.org/10.1002/dmrr.3281
16. "Preventing Pressure Ulcers in Hospitals." *AHRQ*, www.ahrq.gov/patient-safety/settings/hospital/resource/pressureulcer/tool/pu1.html.
17. VanGilder, Catherine; Lachenbruch, Charlie; Algrim-Boyle, Corrine; Meyer, Stephanie The International Pressure Ulcer Prevalence™ Survey, Journal of Wound, Ostomy and Continence Nursing: January/February 2017 - Volume 44 - Issue 1 - p 20-28 doi: 10.1097/WON.0000000000000292
18. Frankel, Heidi et al. "Risk factors for pressure ulcer development in a best practice surgical intensive care unit." *The American surgeon* vol. 73,12 (2007): 1215-7.
19. Russo, C.A. (Thomson Reuters), Steiner, C. (AHRQ) and Spector, W. (AHRQ). Hospitalizations Related to Pressure Ulcers, 2006. HCUP Statistical Brief #64. December 2008. Agency for Healthcare Research and Quality, Rockville, MD. http://www.hcup-us.ahrq.gov/reports/statbriefs/sb64.pdf https://www.ncbi.nlm.nih.gov/pmc/articles/PMC2647498/

# References (Continued)

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21. Padula, W. V., & Delarmente, B. A. (2019). The national cost of hospital-acquired pressure injuries in the United States. International Wound Journal, 16(3), 634-640. https://doi.org/10.1111/iwj.13071
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